Exhibit 10.1
AMENDMENT NO. 2 to
SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION
CREDIT AGREEMENT

This Amendment No. 2 to Superpriority Senior Secured Debtor-In-Possession Credit Agreement (this “Agreement”) dated as of November 2, 2020, is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Axis Exploration, LLC, a Delaware limited liability company (“Axis”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), Northwest Corridor Holdings, LLC, a Delaware limited liability company (“Northwest”), and XTR Midstream, LLC, a Delaware limited liability company (together with 7N, 8 North, Axis, Finance Corp., MTM, TMR, XOG LLC and Northwest, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “DIP Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.The Borrower, the Guarantors, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the DIP Agent have entered into the Superpriority Senior Secured Debtor-In-Possession Credit Agreement dated as of June 16, 2020, as amended by that certain Amendment No. 1 to Superpriority Senior Secured Debtor-in-Possession Credit Agreement dated as of July 20, 2020 (as amended or otherwise modified, and as may be further amended, restated or modified from time to time, the “Credit Agreement”).

B. The Borrower has requested that the Lenders and the DIP Agent, subject to the terms and conditions hereof, (i) extend the Scheduled Maturity Date of the DIP Credit Agreement to January 31, 2021 and (ii) further amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the DIP Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the Effective Date, the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to amend and restate the defined term “Milestones” to read as follows:

“Milestones” means the following milestones related to the Cases:

(a) The Petition Date shall occur no later than June 15, 2020;

(b) No later than 3 Business Days after the Petition Date (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered the Interim Order, in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(c) No later than July 21, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered the Final DIP Order;

(d) No later than July 30, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Debtors shall have filed with the Bankruptcy Court a chapter 11 plan of reorganization (the “Plan of Reorganization”) and related disclosure statement (the “Disclosure Statement”), in each case, in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(e) No later than August 13, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Debtors shall have filed the motion seeking approval of the solicitation procedures and

Exhibit 10.1
the adequacy of the Disclosure Statement (the “Disclosure Statement Motion”), in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(f) The deadline for submission of firm proposals, which shall include outside counsel vetted comments to definitive transaction documents for a sale to, or a combination or merger with, a third party involving all or substantially all of the Debtors’ restructured equity or assets, shall be no later than August 28, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower);

(g) No later than November 6, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered an order (the “Disclosure Statement Order”) approving the Disclosure Statement in the Cases, which remains in full force and effect is not subject to a stay, in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders;

(h) No later than November 13, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Debtors shall have commenced solicitation in accordance with the Disclosure Statement Order and the related solicitation procedures;

(i) The deadline to vote on and object to the Plan of Reorganization shall be no later than December 11, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower);

(j) No later than December 21, 2020 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Bankruptcy Court shall have entered an order (the “Confirmation Order”), in a form and substance reasonably satisfactory to the DIP Agent and the Majority Lenders; and

(k) No later than January 18, 2021 (or such later date as the DIP Agent and the Majority Lenders may agree in writing to the Borrower), the Plan of Reorganization shall have become effective and Debtors shall have substantially consummated the transactions contemplated by the Plan of Reorganization and Confirmation Order.

(b) Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended to amend and restate the defined term “Scheduled Maturity Date” to read as follows:

“Scheduled Maturity Date” means January 31, 2021; provided that the Scheduled Maturity Date may be extended, in whole or in part, at the request of the Borrower, to a date that is on or before March 14, 2021 with the prior written consent of the Majority Lenders.

Section 3. Reaffirmation of Liens.
(a) Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) subject to entry of, and the terms of, the DIP Orders and to any restrictions arising solely on account of the Borrower’s (or any of its Subsidiaries) current status as a “Debtor” under the Bankruptcy Code (and only so long as such status exists), represents and warrants that it has no defenses to the enforcement of the Security Documents with respect to the Liens securing the DIP Obligations, (iii) represents and warrants that notwithstanding the effectiveness of this Agreement or the amendments set forth herein, according to their terms the Security Documents are and shall continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as such obligations may have been amended by this Agreement and as the same may be further amended, supplemented, or otherwise modified, and (iv) acknowledges, represents, and reaffirms that the Liens are valid and have the priority set forth in the DIP Orders.

(b) The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.

Section 4. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, its obligations under the Guaranty and the Loan Documents are and shall continue in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended by this Agreement and as the same may be further amended, supplemented, or otherwise modified. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an

Exhibit 10.1
approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

Section 5. Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the DIP Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;

(b) subject to entry of, and the terms of, the DIP Orders and to any restrictions arising solely on account of the Borrower’s (or any of its Subsidiaries) current status as a “Debtor” under the Bankruptcy Code (and only so long as such status exists), (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; and

(c) as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6. Effectiveness. This Agreement shall become effective on the date of and upon the occurrence of all of the following (such date, the “Effective Date”):

(a) Documentation. The DIP Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the DIP Agent, the Issuing Bank, and the Majority Lenders, in form and substance reasonably satisfactory to the DIP Agent and each of the undersigned Lenders.

(b) Final DIP Order. The Final DIP Order and the Credit Agreement shall remain in full force and effect, subject to modification on the Effective Date by the terms of this Agreement.

(c) Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(d) No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(e) RSA Milestones. The Borrower shall have received confirmation of an Amendment to the RSA, extending the milestones set forth therein to dates substantially similar to and no earlier than, the dates of corresponding Milestones set forth herein.

(f) Payment of Fees. The Borrower shall have paid (i) to the DIP Agent for the account of each Lender that has submitted its executed signature page to this Amendment to the DIP Agent or its counsel on or before 5:00 p.m. central time on October 30, 2020, an upfront fee in an amount equal to 0.375% of each such Lender’s pro rata share of the sum of (x) New Money Commitments plus (y) Refinanced Loans, which fee shall be earned and due and payable on the Effective Date, and (ii) all fees which have been invoiced and are payable pursuant to Section 11.1 of the Credit Agreement.

Section 7. Effect on Loan Documents. Except as amended herein, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the DIP Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the

Exhibit 10.1
purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under the Loan Documents.

Section 8. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), except to the extent the law of the State of New York is superseded by the Bankruptcy Code.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

Section 10. Conflicts. In the case of any conflict or inconsistency between the terms of this Agreement and the DIP Orders, the terms of the DIP Orders shall govern and control.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; Signature pages follow.]

Exhibit 10.1
EXECUTED as of the date first set forth above.

BORROWER:
EXTRACTION OIL & GAS, INC.

By: /s/ Matthew R. Owens
Name: Matthew R. Owens
Title: President and Chief Executive Officer

GUARANTORS:
7N, llc
8 north, llc
AXIS EXPLORATION, LLC
EXTRACTION FINANCE CORP.
Mountaintop minerals, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XOG SERVICES, llc
XTR MIDSTREAM, LLC
table mountain resources, llc

Each By: /s/ Matthew R. Owens
Name: Matthew R. Owens
Title: President and Chief Executive Officer

DIP AGENT/ISSUING LENDER/LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as DIP Agent, Issuing Lender, and a Lender

By: /s/ Joseph T. Rottinghaus_________________
Name: Joseph T. Rottinghaus
Title: Director

LENDERS:
BARCLAYS BANK PLC,
as a Lender

By: /s/ Sydney G. Dennis_____________________
Name: Sydney G. Dennis
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
DIP CREDIT AGREEMENT – EXTRACTION]

Exhibit 10.1
CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Didier Siffer__________________________
Name: Didier Siffer
Title: Authorized Signatory

By: /s/ Ranjit Lakhanpal______________________
Name: Ranjit Lakhanpal
Title: Authorized Signatory

TRUIST BANK,
as a Lender

By: /s/ William S. Krueger____________________
Name: William S. Krueger
Title: Senior Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Hugo Diogo__________________________
Name: Hugo Diogo
Title: Executive Director

By: /s/ Anna Ferreira_________________________
Name: Anna Ferreira
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David M. Bornstein____________________
Name: David M. Bornstein
Title: Senior Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Phil Ballard__________________________
Name: Phil Ballard
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
DIP CREDIT AGREEMENT – EXTRACTION]

Exhibit 10.1
GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jacob Elder__________________________
Name: Jacob Elder
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Amy G. Josephson_____________________
Name: Amy G. Josephson
Title: Authorized Signatory

MERCURIA EASTERN US HOLDINGS LLC,
as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

AG ENERGY FUNDING, LLC, as a Lender

By: /s/ Todd Dittmann_______________________
Name: Todd Dittmann
Title: Authorized Person

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Stephen G. Vollmer, Jr._________________
Name: Stephen G. Vollmer, Jr.
Title: Senior Vice President

BMO HARRIS BANK N.A., as a Lender

By: /s/ Radhika Kapur________________________
Name: Radhika Kapur
Title: Vice President

IBERIABANK, a division of First Horizon Bank, as a Lender

By: /s/ W. Bryan Chapman____________________
Name: W. Bryan Chapman
Title: Market President-Energy Lending

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
DIP CREDIT AGREEMENT – EXTRACTION]